                                                                    EXHIBIT 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                               FORT WORTH DIVISION

IN RE:                              (S)   Chapter 11
                                    (S)
KITTY HAWK, INC., et al.            (s)   Case No. 400-42069-BJH and
                                    (S)   Case Nos. 400-42141 through
    Debtors                         (S)   Case No. 400-42149
                                    (S)
                                    (S)   Jointly Administered Under
                                    (S)   Case No. 400-42141-BJH

                    ORDER (i) APPROVING DISCLOSURE STATEMENT;
             (ii) SETTING DATE FOR CONFIRMATION HEARING AND FIXING
             DEADLINES FOR VOTING ON AND OBJECTING TO THE PLAN; AND
            (iii) ESTABLISHING AND APPROVING PROCEDURES RELATING TO
           THE SOLICITATION OF ACCEPTANCES AND REJECTIONS OF THE PLAN
           ----------------------------------------------------------

           On May 22, 2002, a hearing was held before the Honorable Barbara Houser, United States Bankruptcy Judge, to consider, pursuant to 11 U.S.C.(S) 1125, the approval of the Final Disclosure Statement Under (S) 1125 in Support of the Debtors' Joint Plan of Reorganization Dated May 22, 2002 (the "Disclosure Statement"), filed by Kitty Hawk, Inc., Kitty Hawk Aircargo, Inc., Kitty Hawk Charters, Inc., Kitty Hawk International, Inc., Kitty Hawk Cargo, Inc., Aircraft Leasing, Inc., American International Travel, Inc., Flight One Logistics, Inc., Longhorn Solutions, Inc. and OK Turbines, Inc. (together, the "Debtors"). All capitalized terms used in this Order shall have the meanings ascribed to such capitalized terms in the Debtors' Joint Plan of Reorganization Dated May 22, 2002 (the "Debtors' Plan"), unless otherwise herein defined.

           At the hearing, all objections to the Disclosure Statement (collectively, the "Objections") were either withdrawn, overruled, or sustained, with the Debtors' commitment to make certain modifications to the Disclosure Statement that had been requested by parties or the Court. As more

ORDER APPROVING DISCLOSURE STATEMENT
fully described below, the Court hereby approves the Disclosure Statement presented by the Debtors at the hearing (the "Final Disclosure Statement").

           The Court, having considered the Final Disclosure Statement and those materials to be transmitted therewith, all timely objections to the Final Disclosure Statement, and the arguments of counsel, finds that due and appropriate notice of the hearing on the Disclosure Statement and the relief requested was given to all parties in interest, service of the notice of the hearing was proper, and that good cause appears for entry of this Order.

     Based upon the foregoing, IT IS HEREBY ORDERED, AND NOTICE IS HEREBY GIVEN,
THAT:

I.   Approval of Final Disclosure Statement and Pertinent Dates

     1. The Disclosure Statement and the other materials in the Solicitation Package (as defined below) are hereby APPROVED in all respects pursuant to 11 U.S.C. (S) 1125, effective immediately.

     2. The hearing on confirmation of the Plan (the "Confirmation Hearing") shall commence in Dallas, Texas on July 2, 2002 (the "Confirmation Hearing Date") at 9:00 a.m., Central Time, before Judge Houser, United States Bankruptcy Court for the Northern District of Texas, 1100 Commerce Street, 14/th/ Floor, Dallas, Texas 75202, and each matter shall continue from day to day, or may be rescheduled, as announced in open court at such hearings, until concluded.

     3. June 25, 2002 at 4:30 p.m., Fort, Worth, Texas Time, is fixed as the last day for filing with the Bankruptcy Court written objections to confirmation of the Debtors' Plan and for serving same, by first class mail, upon parties listed upon the Rule 2002 Service List, and by hand-delivery or facsimile, upon the following:

ORDER APPROVING DISCLOSURE STATEMENT

For the Debtors
---------------

James R. Craig
Kitty Hawk, Inc.
P.O. Box 612787
DFW Int'l Airport, Texas 75261
Telephone:  (972) 456-2200
Telecopy:   (972) 456-2449


Counsel for the Debtors
-----------------------

HAYNES AND BOONE, LLP
John D. Penn
201 Main Street, Ste. 2200
Fort Worth, Texas  76201
Telephone:  (817) 347-6610
Telecopy:   (817) 348-2300


Office of the United States Trustee
-----------------------------------

George McElreath
Office of the United States Trustee
1100 Commerce Street, Room 9C60
Dallas, Texas 75242
Telephone:  (214) 767-8967
Telecopy:   (214) 767-8971


Official Committee of Unsecured Creditors
-----------------------------------------

DIAMOND McCARTHY TAYLOR & FINLEY
Kyung S. Lee
909 Fannin, Suite 1500
Houston, Texas 77010
Telephone:  (713) 333-5125
Telecopy:   (713) 333-5195


Counsel for Indenture Trustee
-----------------------------

GARDNER, CARTON & DOUGLAS
Jeffrey Schwartz
321 N. Clark Street, 34/th/ Floor
Chicago, IL 60610
Telephone:  (312) 644-3000
Telecopy:   (312) 644-3381


Counsel for the Unofficial Noteholders Committee
------------------------------------------------

WACHTELL, LIPTON, ROSEN  & KATZ
Scott Charles
51 West 52/nd/ Street
New York, NY 10019-6150
Telephone:  (212) 403-1000
Telecopy:   (212) 403-2000


Address of Bankruptcy Court Clerk
---------------------------------

United States Bankruptcy Court
Northern District of Texas, Fort Worth Division
147 U.S. Courthouse
501 West 10th Street
Fort Worth, Texas 76102

ORDER APPROVING DISCLOSURE STATEMENT

II.  Service of Solicitation Packages

     4. On or before May 28, 2002, the Debtors shall cause a Solicitation Package (as defined below) to be served upon (a) all creditors listed in the Debtors' schedules of liabilities (and amendments thereto) filed with this Court (unless, with respect to any such creditor, the creditor was (i) listed as disputed, contingent, or unliquidated, (ii) the bar date applicable to such creditor for filing a proof of Claim has passed, and (iii) such creditor did not file a timely proof of Claim); (b) all parties who have filed proofs of Claim with the Clerk of the Court that have not been finally disallowed; (c) all parties who have filed valid notices of transfers of Claims pursuant to Bankruptcy Rule 3001(e); (d) all parties to executory contracts or unexpired leases with the Debtors (whether or not the Debtors have taken any action to either assume or reject such contracts or leases thus far in the case); (e) all parties in interest who have requested special notice; and (f) all registered holders of the Senior Notes as of the Voting Record Date (as defined below); except as provided in paragraphs 11, 12, 13, 14, and 15 below. Copies of the
------
Solicitation Package may also be obtained by written request to Ian Peck, Esq. Haynes and Boone, LLP, 901 Main Street, Suite 3100, Dallas, Texas 75202,
Telephone: (214) 651-5000, Telecopy: (214) 651-5940, or as otherwise provided in the form of Ballots.

     5. The "Solicitation Package" shall be comprised of: (a) a copy of this Order; (b) the Disclosure Statement and Debtors' Plan; (c) a notice of confirmation hearing and deadlines for submitting ballots and for objecting to plan, substantially in the form submitted to the Court at the May 22, 2002 hearing (the "General Notice"); (d) an appropriate form of ballot, substantially in the forms submitted to the Court on May 22, 2002 (except as provided in paragraphs 13, 14, and 15 hereof) ("Ballot"); (e) a return address envelope, postage pre-paid (except as provided in paragraphs

ORDER APPROVING DISCLOSURE STATEMENT

13, 14, and 15 hereof); and (f) the Creditors Committee solicitation letter submitted to the Debtors on or before May 22, 2002.

     6. The Debtors are authorized to make non-substantive modifications to the Disclosure Statement and other documents in the Solicitation Package prior to distribution in order to make corrections or modifications of a typographical, conforming and/or ministerial nature. Any proposed substantive modification to the Disclosure Statement and other documents in the Solicitation Package occurring after the entry of this Order shall be heard by this Court upon 24 hours telephonic notice given to: (a) John D. Penn, Haynes and Boone, LLP, 201 Main Street, Ste. 2200, Fort Worth, Texas 76201, Telephone:
817-347-6610, Telecopy: 817-348-2300; (b) George McElreath, Office of the United States Trustee, 1100 Commerce Street, Room 9C60, Dallas, Texas 75242, Telephone:
214-767-8967, Telecopy: 214-767-8971; (c) Kyung S. Lee, Diamond McCarthy Taylor & Finley, 909 Fannin, Suite 1500, Houston, Texas 77010, Telephone: 713-333-5125,
Telecopy: 713-333-5195; (d) Jeffrey Schwartz, Carton & Douglas, 321 N. Clark Street, 34/th/ Floor, Chicago, Illinois 60610, Telephone: 312-644-3000,
Telecopy: 312- 644-3381; (e) Scott Charles, Wachtell Lipton Rosen & Katz, 51 West 52nd Street, New York, New York 10019, Telephone: 212-403-1000, Telecopy:
212-403-2000; (f) Trey Wood, Bracewell & Patterson, LLP, 711 Louisiana Street, Suite 2900, Houston, Texas 77002-2781, Telephone: 713-221-1166, Telecopy:
713-222-3232; and (g) James Donnell, Andrews & Kurth, LLP, 600 Travis, Suite 4200, Houston, Texas 77002, Telephone: (713) 220-4251, Telecopy: (713) 220-4285.

     7. Service of the Solicitation Package upon the parties listed in (P) 4 hereof shall be by first class mail, addressed to the party at the address listed in the request for special notices, proof of Claim, or notice of transfer of Claim, or, if none of these items has been filed by such party, at the address contained in the Debtors' books and records (or, in the case of the Senior Notes, in the books

ORDER APPROVING DISCLOSURE STATEMENT
and records of the Indenture Trustee or a registrar of the Senior Notes such as Depository Trust Corporation).

     8. Holders of Claims against the Debtors evidenced by proofs of Claim filed and pending in this case in an unliquidated amount shall only be entitled to vote the portion of such Claims which are unliquidated to the extent that such Claims are either: (i) allowed in a liquidated positive amount pursuant to the Plan, or (ii) allowed for voting purposes pursuant to Bankruptcy Rule 3018(a) in accordance with terms of this Order. All Claims which are substantially in the nature of personal injury, employment discrimination, or environmental Claims, or which are the subject of pending state or federal court litigation in a court other than this Court, shall be treated as unliquidated Claims and shall not be permitted to vote on the Debtors' Plan unless such Claim(s) is allowed for voting purposes pursuant to Bankruptcy Rule 3018(a) in accordance with the terms of this Order.

     9. Service of the Solicitation Package on the holders of the Senior Notes shall be as follows:

           a. Pursuant to Bankruptcy Rule 3017(d), the record date for determining the holders of all Claims entitled to vote on the Plan is set as May 22, 2002, (the "Voting Record Date").

           b. Mellon Investor Services LLC (the "Solicitation Agent for the Senior Notes") shall serve as solicitation agent for the holders of the Senior Notes.

           c. Pursuant to this Court's authority under 28 U.S.C. (S)(S) 157 and 1334, 11 U.S.C. (S) 105, and Bankruptcy Rule 1007(i), the Indenture Trustee (with respect to the Debtors' Senior Notes) shall promptly provide, upon request, to the Debtors or the Solicitation Agent for the Senior Notes, a list or mailing labels containing the names and addresses of the respective registered holders

ORDER APPROVING DISCLOSURE STATEMENT
of record, and the principal amount of debt securities held by each such holder as of the Voting Record Date.

           d. Each person who is a "record holder" of a debt security (a person shown as the registered holder of a security in the registry maintained by a trustee or registrar of a debt security) on the Voting Record Date -- including any bank, agent, or broker or other nominee who holds a debt security of the Debtors in its name ("Nominee") who holds legal title for a beneficial owner -- will cooperate with the Debtors and/or the Solicitation Agent for the Senior Notes to determine the number of Solicitation Packages needed by such Nominee for distribution to such beneficial owners. The Nominee shall, upon receipt of the Solicitation Packages, forward the Solicitation Packages to the appropriate beneficial owners. Such Nominee will have two options for obtaining the votes of beneficial owners of securities, consistent with usual customary practices for obtaining the votes of securities held in street name: (i) the Nominee may prevalidate the individual ballot contained in the Solicitation Package and then forward the Solicitation Package to the beneficial owner of the securities, which beneficial owner will then indicate its acceptance or rejection of the Plan and otherwise indicate his choices to the extent requested to do so on the ballot, and then return the individual ballot directly to the Solicitation Agent for the Senior Notes in the return envelope to be provided in the Solicitation Package, or (ii) the Nominee may forward the Solicitation Package to the beneficial owner of the securities for voting along with a return envelope provided by and addressed to the Nominee, with the beneficial owner then returning the individual ballot to the Nominee, the Nominee will subsequently summarize the votes, including, at a minimum, the number of beneficial holders voting to accept and to reject the Plan who submitted ballots to the Nominee and the amount of such securities so voted, in an affidavit substantially in the form filed with the Court on the date hereof (the "Affidavit of Voting Results") in accordance with

ORDER APPROVING DISCLOSURE STATEMENT
the instructions set forth in the Disclosure Statement and this Order and then return the Affidavit of Voting Results to the Solicitation Agent for the Senior Notes. By submitting an Affidavit of Voting Results, each such Nominee certifies that the Affidavit of Voting Results accurately reflects votes and choices reflected on the ballots received from beneficial owners holding such securities as of the Voting Record Date.

           e. Pursuant to 28 U.S.C. (S)(S) 157 and 1334, 11 U.S.C. (S) 105 and
Bankruptcy Rule 1007(i) and (j), the Nominee holders shall maintain the individual ballots of its beneficial owners and evidence of authority to vote on behalf of such beneficial owner. No such ballots shall be destroyed or otherwise disposed of or made unavailable without such action first being approved by prior order of this Court.

           f. The Debtors shall not be required to pay any fees or commissions to any registrar of the Senior Notes, Indenture Trustee or Nominee holder for compliance with paragraph 9(c) of this Order, except to reimburse such entities for actual and necessary out-of-pocket expenses for mailing and copy expenses incurred in complying with the terms of this Order.

           g. The Debtors shall serve a copy of this Order on any of the registrars of the Senior Notes, the Indenture Trustee for the Senior Notes, and on each known Nominee. Any registrar of the Senior Notes, Indenture Trustee, or Nominee holder who objects to this Order may file an objection with this Court on or before ten (10) days after service of this Order, describing in detail the reasons that it should not be bound by this Order.

     10. The Plan Supplement referenced in Section 1.95 of the Plan shall be filed by the Debtors with the Court at least fifteen (15) days prior to the date on which the Confirmation Hearing shall commence. The Plan Supplement, as stated in Section 1.88 of the Plan, shall include, among other things, a list of the executory contracts and leases that are being assumed or assumed and

ORDER APPROVING DISCLOSURE STATEMENT
assigned, pursuant to the terms of the Plan. Such list shall be served, immediately after its filing (in a Notice by the Debtors), upon all parties to executory contracts or unexpired leases, whether or not their contracts/leases are being assumed or rejected pursuant to the list and the terms of the Plan.

     11. The Debtors shall not be required to provide any part of the Solicitation Package or General Notice to any creditor (or alleged creditor):
(a) whose Claim has either not been scheduled or has been scheduled as disputed, contingent or unliquidated and the bar date applicable to such creditor for filing a proof of Claim has passed, and such creditor did not file a timely proof of Claim; (b) who filed a proof of Claim with the Clerk of the Court that was subsequently disallowed and all appeals have been exhausted; (c) who may allege it is the transferee of a Claim but has not filed a notice of transfer of Claim, to the extent required by Bankruptcy Rule 3001(e). Provided, however, that the Debtors shall cause Solicitation Packages to be served upon (a) all parties to executory contracts or leases with the Debtors either now existing or existing as of the Petition Date (whether or not such executory contracts or leases have been or will be assumed or rejected, pursuant to the Plan or otherwise); and (b) all registered and beneficial holders of the Senior Notes pursuant to paragraph 9 hereof.

     12. The Debtors shall not be required to serve the Solicitation Package or General Notice on any entity for which the notice of the hearing on the approval of the Disclosure Statement has been returned by the United States Postal Service as undeliverable, unless the Debtors receive an accurate address for such addressee.

     13. Although the Debtors shall serve the Solicitation Package on all parties to executory contracts and leases, the Debtors shall not be required to serve ballots for voting either for or against the Plan in their Solicitation Packages except with respect to parties who have filed proofs of Claims on account of rejection Claims.

ORDER APPROVING DISCLOSURE STATEMENT

     14. The Debtors shall not be required to serve the full Solicitation Package on holders of equity interests in the Debtors. Instead, the Solicitation Agent for the Senior Notes (who shall also serve as the distribution agent for purposes of serving notice on the holders of equity interests in the Debtors), on or before May 28, 2002, shall serve on all holders of equity interests the Notice to Stockholders of Kitty Hawk, Inc. Regarding the Debtors Joint Plan of Reorganization Dated May 22, 2002 (the "Shareholder Notice") in the form submitted to the Court. Each person who is a "record holder" of an equity interest in Kitty Hawk, Inc. (a person shown as the registered holder of a security in the registry maintained by the stock transfer agent or a registrar of an equity security) on the Voting Record Date -- including any bank, agent, or broker or other nominee who holds an equity security of the Debtors in its name ("Nominee") who holds legal title for a beneficial owner -- will cooperate with the Debtors and/or the Solicitation Agent to determine the number of Notices needed by such Nominee for distribution to such beneficial owners. The Nominee shall, upon receipt of the Notice, forward the Notice to the appropriate beneficial owners.

     15. Regarding the Solicitation Packages sent to (i) parties who have requested notice in these Chapter 11 cases and (ii) parties on the Debtors' Service List that do not otherwise fall within the categories listed in paragraph 4(a), (b), (c) and (f) above (i.e., parties who are not themselves Claimants), the Debtors shall not be required to include in such Solicitation Packages the Ballot or a return address envelope.

     16. The form and manner of notice approved in this Order is adequate, appropriate, and satisfies the requirements of the Bankruptcy Code and the Bankruptcy Rules to the extent applicable to persons and entities affected thereby.

ORDER APPROVING DISCLOSURE STATEMENT

III. Procedures for Temporary Allowance of "Objected-to Claims" for Voting Purposes

     17. If: (a) the Debtors file or have filed an objection to a proof of Claim or an adversary proceeding contesting the validity, amount, or allowance of a Claim of a creditor ("Objected-to Claim") at least thirty (30) days prior to the Confirmation Hearing Date, and (b) the Objected-to Claim is not deemed to be an Allowed Claim in the Plan, and (c) the claimant desires to have the Objected-to Claim allowed for voting purposes, then, the Claimant must file and serve on the Debtors and interested parties a motion to temporarily allow such Objected-to Claim for voting purposes pursuant to Bankruptcy Rule 3018(a) (an "Allowance Motion"), and obtain a hearing for such Allowance Motion prior to the Confirmation Hearing Date. Any Allowance Motion which is not so timely filed and served shall be deemed barred. Claimants holding Objected-to Claims that do not obtain temporary allowance for voting purposes by Order of the Court, in accordance with the terms of this Order, shall not be allowed to vote on the Plan (and any ballots they submit will not be counted) unless the Debtors consent to the allowance of such Objected-to Claim for voting purposes.

     18. Allowance or disallowance of a Claim for voting purposes does not necessarily mean that all or a portion of the Claim will be allowed or disallowed for distribution purposes. By enclosing a ballot with the Solicitation Package, the Debtors will not be deemed to have represented that a holder of a Claim or Interest is entitled to vote on the Plan.

     19. Notwithstanding the foregoing, if a party should file a proof of Claim, that would be considered timely, after entry of this Order, and such party's Claim (a) has not heretofore been listed in the Debtors' schedules (including amendments thereto); (b) was listed in the Debtors' schedules (including amendments thereto) as disputed, contingent, or unliquidated; or (c) was listed in the Debtors' schedules in a different amount than is stated in the proof of Claim, then the Claim of such party shall be considered an "Objected-to Claim" for purposes of this Order and voting, and such

ORDER APPROVING DISCLOSURE STATEMENT
party shall be required to file, simultaneously with the filing of their proof of Claim, an Allowance Motion in order to have their Claim allowed for voting purposes. Any Allowance Motion filed pursuant to the terms of this paragraph must be heard by the Court, at the request of the movant/Claimant, prior to the Confirmation Hearing Date.

IV.  Form of Ballot; Last Date for Voting Ballots

     20.   The form of Ballots provided to the Court is hereby approved.

     21. The last day and time for submitting written ballots accepting or rejecting the Plan is June 25, 2002 at 5:00 p.m., Dallas, Texas Time (the "Ballot Return Date").

     22. Except with respect to Senior Notes (which are addressed in the next paragraph), ballots must be submitted to Haynes and Boone, LLP Attn: Kitty Hawk Solicitation/Ian Peck 901 Main Street, Suite 3100, Dallas, Texas 75202, and must be actually received, whether by mail or hand-delivery (but not facsimile), by the Ballot Return Date in order to be counted as valid votes. Ballots should not be submitted directly to the Debtors.

     23. Ballots of holders of Senior Notes must be submitted either to the Nominees or to the Solicitation Agent for the Senior Notes, as more fully described in paragraph 9 herein. More specifically, beneficial holders of securities may submit their ballots to the appropriate Nominee, at the address identified in the special instructions accompanying their ballots, and, in such case, the Nominee shall forward an Affidavit of Voting Results, reflecting the votes of all beneficial holders it represents, as set forth in paragraph 9 herein. Ballots must actually be received, whether by mail or hand-delivery (but not facsimile), by the Ballot Return Date, by either (a) the Solicitation Agent for the Senior Notes or (b) the appropriate Nominee in order to be counted as valid votes. In the event that ballots are submitted to the Nominees, notwithstanding any other provisions of this Order,

ORDER APPROVING DISCLOSURE STATEMENT

Affidavits of Voting Results required of the Nominees must be received by the Solicitation Agent for the Senior Notes within one (1) business day after the Ballot Return Date, but may be sent by facsimile transmission, provided that an original, signed Affidavit of Voting Results is received by the Solicitation Agent for the Senior Notes within two (2) business days of the Ballot Return Date.

     24. Except as may be hereafter ordered by the Court, the amount of a Claim that will be used to tally votes will be either (a) the Claim amount listed in Debtors' schedules (including amendments thereto) if such Claim is not listed as contingent, unliquidated or disputed and for which no proof of Claim has been timely filed; (b) the liquidated amount specified in a proof of Claim timely filed with this Court to the extent the proof of Claim is not an Objected-to Claim or has not been finally disallowed; or (c) the amount temporarily allowed by this Court for voting purposes after notice and a hearing pursuant to Bankruptcy Rule 3018(a). If a Creditor submits a ballot and the Creditor (a) has not timely filed either a proof of Claim or a notice of transfer of Claim, and, in either case, is not listed on the Debtors' schedules or is listed as holding a Claim which is contingent, unliquidated or disputed, or (b) holds an Objected-to Claim, then such ballot will not be counted unless such Claim is temporarily allowed for voting purposes by this Court in accordance with this Order.

     25. With respect to the Senior Notes, except as may be hereafter ordered by the Court, the holders of such debt securities, as of the Voting Record Date, are deemed to be the only real parties in interest entitled to vote, which votes shall be counted for purposes of the Plan in the principal amount of the debt securities held by each beneficial holder.

     26. Ballots received by the Debtors in the following categories shall not be counted as an acceptance or rejection, unless otherwise ordered by the Court:

ORDER APPROVING DISCLOSURE STATEMENT

           a. ballots where the Claimant or his representative did not use the authorized ballot form, or a form of ballot substantially similar to such authorized form;

           b. ballots not actually received by the Debtors' counsel or, in the case of the Senior Notes, by either the Nominee or the Solicitation Agent for the Senior Notes on or before the time and date set forth by the Court Order for such receipt;

           c. ballots where the Claimant or his authorized representative did not check one of the boxes indicating acceptance or rejection of the Plan, or checked both such boxes;

           d. ballots not signed by the Claimant or his/its authorized representative; and

           e. the individual or institution casting the ballot (whether directly or as representative) was not a holder of a Claim as of the Voting Record Date and, therefore, was not entitled to vote.

     27. The Debtors and other parties in interest may seek further clarification from the Court on vote tabulation and the solicitation process, and retain the right to object or raise any issue with respect to any ballot.

     28. Any objections, comments or responses not timely filed and served in accordance with the provisions of this Order will be deemed waived.

     29. Nothing in this Order, and no action or notice in connection with solicitation of votes, shall constitute a determination or admission that the Claims in any Class are impaired pursuant to the Plan.

     SIGNED: May 23, 2002        /s/ Barbara J. Houser
                              ---------------------------------------
                              HONORABLE BARBARA HOUSER
                              UNITED STATES BANKRUPTCY JUDGE

ORDER APPROVING DISCLOSURE STATEMENT